                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         January 15, 2002
                                                         ----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            (As Servicer on behalf of CC MASTER CREDIT CARD TRUST II
              (FORMERLY CHEVY CHASE MASTER CREDIT CARD TRUST II))



Laws of the United States               33-99334                51-0269396
-------------------------               --------                ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
   of incorporation or                                    Identification Number)
      organization)


201 North Walnut Street, Wilmington, Delaware                            19801
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(Address of principal executive offices)                              (Zip Code)


                          302/594-4000
-------------------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 7.    Financial Statements and Exhibits

     (c)   Exhibits.

           The following exhibits are filed as a part of this report:

           99.1    Excess Spread Analysis

           99.2    Monthly Certificateholders' Statement for Series 1995-A

           99.3    Monthly Statement to Certificateholders for Series 1995-A

           99.4    Monthly Certificateholders' Statement for Series 1995-C

           99.5    Monthly Statement to Certificateholders for Series 1995-C

           99.6    Monthly Certificateholders' Statement for Series 1996-A

           99.7    Monthly Statement to Certificateholders for Series 1996-A

           99.8    Monthly Certificateholders' Statement for Series 1996-C

           99.9    Monthly Statement to Certificateholders for Series 1996-C

           99.10   Monthly Certificateholders' Statement for Series 1998-A

           99.11   Monthly Statement to Certificateholders for Series 1998-A

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FIRST USA BANK, NATIONAL ASSOCIATION
                              As Servicer of the CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II)


                              By:  /s/ Tracie H. Klein
                                   ---------------------------------------
                                   Name:   Tracie H. Klein
                                   Title:  First Vice President





Date:  January 15, 2002
       ----------------

                                  Exhibit Index

     Exhibit No.                Description                                      Page

     99.1          Excess Spread Analysis

     99.2          Monthly Certificateholders' Statement for Series 1995-A

     99.3          Monthly Statement to Certificateholders for Series 1995-A

     99.4          Monthly Certificateholders' Statement for Series 1995-C

     99.5          Monthly Statement to Certificateholders for Series1995-C

     99.6          Monthly Certificateholders' Statement for Series 1996-A

     99.7          Monthly Statement to Certificateholders for Series 1996-A

     99.8          Monthly Certificateholders' Statement for Series 1996-C

     99.9          Monthly Statement to Certificateholders for Series 1996-C

     99.10         Monthly Certificateholders' Statement for Series 1998-A

     99.11         Monthly Statement to Certificateholders for Series 1998-A